CALVERT SOCIAL INVESTMENT FUND ("CSIF")
(Balanced, Bond, Equity, Money Market, and Enhanced Equity Portfolios)

CALVERT SOCIAL INDEX SERIES, INC.
Calvert Social Index Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information
January 31, 2009, as revised July 1, 2009

New Account Information:	(800) 368-2748 (301) 951-4820	Client Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

                This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the applicable Portfolio's or Fund's (collectively referred to as the "Funds") Prospectus dated January 31, 2009. Each Fund's audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each prospectus and most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Principal Investment Policies and Risks	2
Non-Principal Investment Policies and Risks	5
Additional Risk Disclosure	14
Investment Restrictions	14
Dividends, Distributions, and Taxes	16
Net Asset Value	17
Calculation of Yield and Total Return	20
Purchase and Redemption of Shares	24
Trustees/Directors and Officers	25
Investment Advisor and Subadvisors	35
Portfolio Manager Disclosure	36
Administrative Services Agent	49
Method of Distribution	50
Transfer and Shareholder Servicing Agents	53
Portfolio Transactions	54
Portfolio Holdings Disclosure	55
Personal Securities Transactions	58
Proxy Voting Disclosure	58
Process for Delivering Shareholder Communications to the Board of Trustees/Directors	58
Independent Registered Public Accounting Firm and Custodians	59
General Information	59
Control Persons and Principal Holders of Securities	60
Fund Service Providers	65
Appendix A -- Global Proxy Voting Guidelines
Appendix B -- Corporate Bond & Commercial Paper Ratings

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

                The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Foreign Securities (Applies to CSIF Balanced, Bond, Equity and Enhanced Equity)

                Investments in foreign securities may present risks not typically involved in domestic investments. The Balanced, Bond, Equity and Enhanced Equity Portfolios may purchase foreign securities directly on foreign markets, or those represented by American Depositary Receipts ("ADRs") and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, these Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

                Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

                U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Foreign Money Market Instruments (Applies to CSIF Money Market)

                The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Large-Cap Issuers (Applies to CSIF Balanced, Equity and Enhanced Equity and Calvert Social Index Fund)

                Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technology, and may offer less potential for long-term capital appreciation.

Tracking the Index (Applies to CSIF Enhanced Equity and Calvert Social Index Fund)

                The process used by a Fund to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the Fund's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Fund. The extent to which the total risk characteristics of the Fund vary from that of the Index is active risk or tracking error.

                A Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Fund returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R-squared. Values in excess of 90% indicate a very high degree of correlation between the Fund and the Index. The Fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

                Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

                The Index Fund's portfolio will be invested in a manner to closely track the Index. To the extent that the Fund has investments in the Special Equities program and/or the High Social Impact Investments program, the Fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size (not more than 1% of Fund assets if the Fund commences a program) so that the tracking error induced by such investments would be limited.

Non-Investment Grade Debt Securities (Applies to CSIF Bond)

                Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) A Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization ("NRSRO"), or is an unrated security of comparable quality. Non-investment grade debt securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

                The quality limitation set forth in a Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Issuer Non-Diversification risk (Applies to CSIF Bond)

                The Bond Portfolio is non-diversified and may focus its investments on a small number of issuers. A fund that is "non-diversified" may invest a greater percentage of its assets in the securities of a single issuer than a fund that is "diversified." A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.

Collateralized Mortgage Obligations (Applies to CSIF Balanced and Bond)

                The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.

                Federal Home Loan Mortgage Corporation ("FHLMC") has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

Interest Only And Principal Only Mortgage-backed Securities (Applies to CSIF Bond)

                The Fund may also invest in Interest Only (IO) and Principal Only (PO) mortgage-backed securities. Interest only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.

                Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. Principal only securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

U.S. Government-Sponsored Obligations (Applies to CSIF Balanced, Bond, and Money Market)

                The Funds may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and FHLMC, commonly known as Fannie Maes and Freddie Macs, respectively.

                Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

                In September 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Preferred Stock Purchase Agreement ("PSPA") with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise's operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA's and FHLMC's ability to meet its obligations; however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

                FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

U.S. Government-Backed Obligations (Applies to CSIF Balanced, Bond and Money Market)

                The Funds may invest in debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes and other U.S. Government-backed obligations.

                Ginnie Maes. Ginnie Maes are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due.

Repurchase Agreements (Applies to CSIF Balanced (fixed income portion), Bond and Money Market)

                Each of the Balanced (fixed income portion), Bond and Money Market Portfolios may invest in repurchase agreements. Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

                Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the respective Fund's Board of Trustees/Directors. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

                While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

                The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.

Foreign Securities (Applies to Calvert Social Index Fund)

                Investments in foreign securities may present risks not typically involved in domestic investments. The Index Fund may purchase foreign securities only to the extent they may be in the Calvert Social Index®. The index will not have any foreign stocks in it unless they are listed on a major U.S. exchange. Thus, there will be no foreign custody or currency involved. However, because the issuer is located outside the United States, such securities will still be subject to political and economic risks of the country where the issuer is located.

Forward Foreign Currency Contracts (Applies to CSIF Balanced, Bond and Equity)

                Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Balanced, Bond and Equity Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies.

                A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded both in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

                The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

                Second, a Fund may have exposure to a particular foreign currency from the Fund's portfolio securities and the Advisor and/or Subadvisor may anticipate a substantial decline in the value of that currency against the U.S. dollar. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Emerging Market Securities (Applies to CSIF Balanced, Bond, Equity and Enhanced Equity)

                Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. The Balanced, Bond, Equity and Enhanced Equity Portfolios define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") (Standard) Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or by political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Real Estate Investment Trusts (Applies to CSIF Balanced and Bond)
                The Bond and Balanced Portfolios may make investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.

Short-Term Instruments
                Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund; and (vi) money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Temporary Defensive Positions (Not Applicable to CSIF Money Market)
                For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Balanced, Equity, Enhanced Equity and Bond Portfolios and the Index Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements.

                The Funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" in "Supplemental Information on Principal Investment Policies and Risks" above. The Funds' investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Small-Cap Issuers (Applies to CSIF Balanced, Equity and Calvert Social Index Fund)

                The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

                Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

                Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Repurchase Agreements (Applies to CSIF Balanced (equity portion), Equity, Enhanced Equity and Calvert Social Index Fund)

                Each of the Balanced (equity portion), Equity and Enhanced Equity Portfolios, and the Index Fund may invest up to 10% of its net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes. See "Repurchase Agreements" in "Supplemental Information on Principal Investment Policies and Risks" above.

Reverse Repurchase Agreements

                Each of the Funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

                During the time a reverse repurchase agreement is outstanding, the Fund will maintain, in a segregated custodial account, an amount of cash, U.S. Government securities, or other liquid, high-quality debt securities at least equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

                A Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund's Board of Trustees/Directors.

High Social Impact Investments (Not Applicable to CSIF Enhanced Equity or Money Market)

                The High Social Impact Investments program targets a percentage of a Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of non-investment grade debt securities -- that is, lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate. There is no secondary market for these securities.

                The Balanced, Bond and Equity Portfolios and the Index Fund may make their High Social Impact Investments through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Funds and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. The Funds may also invest directly in high social impact issuers. The Index Fund has not yet commenced investing through this program.

Special Equities Investments (Applies to CSIF Balanced, Equity and Calvert Social Index Fund)

                The Special Equities program allows a Fund to promote especially promising approaches to social goals through privately placed investments. As stated in the prospectus, the Special Equities Sub-Committee of the Investment Performance Oversight Committee of the Fund identifies, evaluates and selects Special Equities investments.

                Each Fund has retained two independent consultants to provide investment research and other research-related services with respect to the Special Equities program. The aggregate compensation amount paid by each Fund to the consultants for the fiscal year ended September 30, 2008 was as follows (the Index Fund has not yet commenced investing in this program):

Balanced	$130,088
Equity	$57,720
Index Fund	N/A

Non-Investment Grade Debt Securities (Applies to CSIF Balanced, Equity and Calvert Social Index Fund)

                See "Non-Investment Grade Debt Securities" in "Supplemental Information on Principal Investment Policies and Risks" above.

                The Index Fund will not purchase debt securities other than High Social Impact Investments (or money market instruments).

Exchange-Traded Funds ("ETFs")

                ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value.  Although there can be no guarantee that an ETF's intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

                A Fund may purchase shares of ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments. Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to lessen the exposure to the market. The social investment criteria of the Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, the Fund could have indirect exposure to a company that does not meet the Fund's social investment criteria and that could therefore not be purchased directly by the Fund. ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable social investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the Fund and (iii) will be used principally to help reduce deviations from the Fund's benchmark.

                Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value, and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Fund. Therefore, the Fund's purchase of an ETF results in the layering of expenses, such that shareholders of the Fund indirectly bear a proportionate share of any operating expenses of the ETF.

Illiquid Securities

                Each Fund may not invest more than 15% of the value of its net assets (or for Money Market, 10% of the value of its net assets) in securities that at the time of the purchase are illiquid. The Advisor will monitor the amount of illiquid securities in the Fund, under the supervision of the Board, to ensure compliance with the Fund's investment restrictions.

                Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.

                Notwithstanding the above, a Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act. If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (or in the case of Money Market, the 10% limit) on illiquid investments. The Board has adopted guidelines as part of the Pricing Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities. The Board retains sufficient oversight and is ultimately responsible for the determinations.

                Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by a Fund's Board.

Derivatives

                A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Fund. The Fund can use these practices either as substitution for alternative permissible investments or as protection against an adverse move in the Fund's portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (Options and Futures Not Applicable to CSIF Money Market; Options not Applicable to Calvert Social Index Fund)

                The Balanced, Equity, Enhanced Equity and Bond Portfolios may purchase put and call options and write covered call options and secured put options on securities which meet the applicable Fund's social criteria, and may employ a variety of option combination strategies. Each Fund may also engage in the purchase and sale of futures contracts, including interest rate futures contracts. In addition, each Fund may write covered call options and secured put options on such futures contracts. Each Fund's use of options and futures is described more fully below.

                These Funds may engage in such transactions only for hedging purposes, including hedging of a Fund's cash position (or for Enhanced Equity, also for liquidity). They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

                Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.

                The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option's time value, and the difference between the then-prevailing price of the underlying security and the option's exercise price. This difference, known as the option's intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time. If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss. Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option. Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.

                Other principal factors that affect the market value of an option include supply and demand, interest rates, and the current market price and price volatility of the underlying security.

Purchasing Options. A Fund will pay a premium (plus any commission) to purchase an option. The premium reflects the total of the option's time value and intrinsic value. The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

                Call Options. The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases. However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option. Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors. A Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs. A Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.

                Put Options. The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases. However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option. Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option's time value or other valuation factors. A Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing Options. Each of these Funds may write certain types of options. Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium. The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium. Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless). Accordingly, the Funds may only write covered call options and secured put options, which mitigate these substantial risks. A call option is deemed "covered" if the Fund owns the security. A put option is deemed "secured" if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.

                Call Options.   A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security. However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund's ability to benefit from an increase in the price of the security above the exercise price.

                Each of these Funds may write covered call options on securities. This means that so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security. A Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. A Fund's turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When a Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.

                Put Options.  A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund's acquisition cost for that security.  A Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price). Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.

                A Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets. When a Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.

Exchange-Traded Options. A Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria and on foreign currencies. Options exchanges may provide liquidity in the secondary market. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Funds from closing an options position, which could impair the Funds' ability to hedge effectively. The inability to close out a written option position may have an adverse effect on a Fund's liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.

                The information provided above under "Purchasing Options" and "Writing Options" is applicable to exchange-traded options.

Futures Transactions. The Balanced, Equity, Enhanced Equity and Bond Portfolios and the Index Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge. The Funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

                A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.

                The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

                The Index Fund can use financial futures to increase or decrease its exposure to changing security prices. Futures contracts will be used only for the limited purpose of hedging the Fund's cash position; a futures contract may be purchased if the Fund has excess cash, until the Fund can invest in stocks replicating the Calvert Social Index. Similarly, if this Fund should receive a large redemption request, it could sell a futures contract to lessen its exposure to the market.

                Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Funds are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. Each of these Funds may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  These Funds may also enter into closing transactions with respect to such options to terminate an existing position.

                Each Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.

                The information provided above under "Purchasing Options" and "Writing Options" is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.

Additional Risks of Options and Futures Contracts. If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

                The Funds can close out futures positions and options on futures in the secondary market only on an exchange or board of trade. Although the Funds intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Funds from closing a futures position or an option on a futures contract, which could require a Fund to make daily margin payments in the event of adverse price movements. If a Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.

                Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Swap Agreements (Applies to CSIF Balanced, Bond, Equity and Enhanced Equity only)

                The Balanced, Bond, Equity and Enhanced Equity Portfolios may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. The Funds will only enter into swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor and/or Subadvisor.

                The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor and/or Subadvisor is incorrect in its forecasts of market variables, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

                Credit default swaps are one type of swap agreement that the Bond Portfolio may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment may compensate the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the Fund would bear the losses resulting from the credit event. The Bond Portfolio will only invest in credit default swaps for hedging purposes.

Lending Portfolio Securities

                The Funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of total assets. However, the Funds do not currently intend to lend their portfolio securities.

                Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and a Fund must be able to terminate any such loan upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.

                The advantage of a securities loan is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies, and restrictions.

                Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their portfolio securities only to those firms the Advisor and/or Subadvisor deems creditworthy and only on terms the Advisor and/or Subadvisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

U.S. Government-Sponsored Obligations (Applies to CSIF Equity, Enhanced Equity and Calvert Social Index Fund)

                See description of "U.S. Government-Sponsored Obligations" in "Supplemental Information on Principal Investment Policies and Risks" above.

U.S. Government-Backed Obligations (Applies To CSIF Equity, Enhanced Equity and Calvert Social Index Fund)

                See description of "U.S. Government-Backed Obligations" in "Supplemental Information on Principal Investment Policies and Risks" above.

Charitable Contributions

                On occasion, a Fund may make de minimis charitable contributions to groups intended to further the Fund's social purpose, including but not limited to educating investors about socially responsible investing.

ADDITIONAL RISK DISCLOSURE

Recent Events in the Financial Markets

                The United States and other countries have recently experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

                The recent instability in the financial markets has led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment objectives.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

                The Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

(1) CSIF Money Market, Balanced, Equity and Enhanced Equity Portfolios, and the Calvert Social Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby, or, for CSIF Money Market, domestic bank money market instruments).

(3) No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

(4) No Fund may underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer, or from an underwriter for an issuer, may deemed to be an underwriting.

(5) No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) No Fund may lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

Under the interpretation of the Securities and Exchange Commission ("SEC") staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

A Fund may invest up to 10% of its net assets in reverse repurchase agreements.

Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.

Nonfundamental Investment Restrictions

                The Board of Trustees/Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

CSIF Money Market may not:

(1) Purchase the obligations of foreign issuers (except foreign money market instruments that are U.S. dollar denominated).

(2) Purchase illiquid securities if more than 10% of the value of the Portfolio's net assets would be invested in such securities.

(3) Make short sales of securities or purchase any securities on margin.

(4) Write, purchase or sell puts, calls or combinations thereof.

(5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of total assets. CSIF Money Market will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(6) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

CSIF Balanced, Equity, and Bond may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities (Equity Portfolio only).

(2) Under normal circumstances, invest less than 80% of its net assets in fixed income securities (Bond Portfolio only).

(3) Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Portfolio's net assets.

(4) Purchase illiquid securities if more than 15% of the value of that Portfolio's net assets would be invested in such securities.

(5) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(6) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(7) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(8) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Fund's total assets. No Fund will make any purchases of securities if borrowing exceeds 5% of its total assets (15% of total assets for the Bond Portfolio).

(9) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Portfolio may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio's total assets.

CSIF Enhanced Equity may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities, and may not invest less than 65% of its total assets in stocks contained in the Russell 1000 Index.

(2) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.

(3) Purchase debt securities (other than money market instruments).

(4) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(6) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Portfolio may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Portfolio's total assets.

Calvert Social Index Fund may not:

(1) Under normal circumstances, invest less than 95% of its net assets in stocks contained in the Calvert Social Index ®.

(2) Purchase the obligations of foreign issuers, if as a result, foreign securities would exceed 5% of the value of the Fund's net assets.

(3) Purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

(4) Purchase debt securities (other than money market instruments or high social impact investments).

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) Purchase put or call options.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

(8) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

                With respect to each Fund, except for the liquidity and borrowing restrictions, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. Note that the Balanced and Equity Portfolios have no current intention of investing more than 10% of their respective net assets in non-investment grade debt securities.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

                The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2008, were as follows:

CSIF Money Market	$29,942
CSIF Balanced	$0
CSIF Bond	$0
CSIF Equity	$0
CSIF Enhanced Equity	$0
Calvert Social Index Fund	$2,558,172

                Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

                The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in the Balanced, Equity, Bond, Enhanced Equity, and the Index Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

                In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds (not applicable to Money Market Portfolio): (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

                Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

                Many states do not tax the portion of a Fund's dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from a Fund in their respective jurisdictions.

                Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert. In addition, for individual investors who meet certain holding period requirements, some dividends may be identified as "qualified dividend income" and be eligible for the reduced federal tax rate.

NET ASSET VALUE

                Shares of the Money Market Portfolio are issued and redeemed at the net asset value per share of the Fund. The public offering price of the shares of Balanced, Equity, Bond, Enhanced Equity, and the Index Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). Money Market attempts to maintain a constant net asset value of $1.00 per share; the net asset values of the other Funds fluctuate based on the respective market values of the Funds' investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund's net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class. In calculating net asset value, the Portfolio follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as "trade date plus one" or "T + 1 accounting". Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.

                Money Market's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

                Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2008
CSIF Money Market
Net asset value per share
($186,310,977/186,372,462 shares)	$1.00

CSIF Balanced
Class A net asset value per share
($434,068,892/17,339,329 shares)	$25.03
Maximum sales charge, Class A
(4.75% of offering price)	$1.25
Offering price per share, Class A	$26.28

Class B net asset value and offering price per share
($17,938,772/722,277 shares)	$24.84
Class C net asset value and offering price per share
($24,630,763/1,001,955 shares)	$24.58

Class I net asset value and offering price per share
($5,904,545/233,674 shares)	$25.27

CSIF Bond*
Class A net asset value per share
($610,868,639/40,335,635 shares)	$15.14
Maximum sales charge
(3.75% of offering price)	$0.59
Offering price per share, Class A	$15.73

Class B net asset value and offering price per share
($17,298,439/1,148,915 shares)	$15.06

Class C net asset value and offering price per share
($52,868,624/3,510,831 shares)	$15.06

Class I net asset value and offering price per share
($208,076,421/13,722,822 shares)	$15.16

CSIF Equity*
Class A net asset value per share
($834,312,426/25,343,271 shares)	$32.92
Maximum sales charge, Class A
(4.75% of offering price)	$1.64
Offering price per share, Class A	$34.56

Class B net asset value and offering price per share
($59,437,728/2,017,608 shares)	$29.46

Class C net asset value and offering price per share
($97,327,177/3,562,082 shares)	$27.32

Class I net asset value and offering price per share
($118,422,743/3,424,326 shares)	$34.58

CSIF Enhanced Equity
Class A net asset value per share
($45,344,958/3,036,445 shares)	$14.93
Maximum sales charge, Class A
(4.75% of offering price)	$0.74
Offering price per share, Class A	$15.67

Class B net asset value and offering price per share
($4,003,033/296,334 shares)	$13.51

Class C net asset value and offering price per share
($6,630,842/487,053 shares)	$13.61

Class I net asset value and offering price per share
($23,363,835/1,544,676 shares)	$15.13

Calvert Social Index Fund
Class A net asset value per share
($44,439,329/4,254,855 shares)	$10.44
Maximum sales charge, Class A
(4.75% of offering price)	$0.52
Offering price per share, Class A	$10.96

Class B net asset value and offering price per share
($4,117,333/411,117 shares)	$10.01

Class C net asset value and offering price per share
($6,140,751/613,661 shares)	$10.01

Class I net asset value and offering price per share
($21,342,039/2,003,748 shares)	$10.65

*No information is available for Class Y shares because the class commenced operations on October 31, 2008.

CALCULATION OF YIELD AND TOTAL RETURN

CSIF Money Market: Yield

                From time to time, the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = (base period return + 1)365/7 -1

                The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended September 30, 2008, the Money Market Portfolio's yield was 5.23% and its effective yield was 5.37%.

CSIF Bond: Yield*

                The Bond Portfolio may also advertise its yield from time to time. Yield is calculated separately for each Class of the Portfolio. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semiannual, basis. The Bond Portfolio's yield is computed according to the following formula:

Yield = 2 (a-b/cd+1)6 - 1

where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Bond Portfolio's yield for the month ended September 30, 2008 was 3.88% for Class A shares, 3.05% for Class B shares, 3.22% for Class C shares, and 4.63% for Class I shares.

                The yield of both the Money Market and Bond Portfolios will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

*No performance information is available for CSIF Bond Class Y shares because the class commenced operations on October 31, 2008.

CSIF Balanced, Equity, Bond, and Enhanced Equity Portfolios, and Calvert Social Index Fund: Total Return and Other Quotations

                The Balanced, Equity, Bond, and Enhanced Equity Portfolios and the Index Fund may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the applicable Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period. Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

                Total return after taxes on distributions is computed according to the following formula:

P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

                Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

                Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

                In the table below, after-tax returns are shown only for Class A shares. The standardized total return for Class I shares of the Enhanced Equity Portfolio is "linked" to the Class A total return for the period January 18, 2002 through April 29, 2005 because there were no shareholders in Class I for this period. In the table below, Class I performance results for Enhanced Equity for the period January 18, 2002 through April 29, 2005 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) The standardized total return for Class I shares of the Balanced Portfolio is "linked" to the Class A total return for the period June 30, 2003 through December 27, 2004 because there were no shareholders in Class I for this period. In the table below, Class I performance results for the Balanced Portfolio for the period June 30, 2003 through December 27, 2004 are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees. The standardized total return for Class Y shares of the Bond and Equity Portfolios is "linked" to the Class A total return for the period prior to October 31, 2008, the inception date for Class Y shares. In the table below, Class Y performance results for the Bond and Equity Portfolios for the period prior to October 31, 2008 are for Class A at NAV (i.e. they do not reflect the deduction for the Class A front-end sales charge.) Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

                Returns for the Balanced, Bond, Equity, and Enhanced Equity Portfolios' shares and for Index Fund's shares for the periods indicated are as follows:

Before Taxes
Periods Ended	Class A		Class B		Class C		Class I	Class Y
September 30, 2008	Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
CSIF Balanced*
One Year	-18.20%	-14.13%	-19.22%	-14.97%	-15.73%	-14.88%	-13.72%
Five Years	2.32%	3.32%	2.12%	2.30%	2.36%	2.36%	3.69%
Ten Years	1.83%	2.32%	1.28%	1.28%	1.32%	1.32%	N/A
From Inception[1]	7.70%	7.90%	0.71%	0.71%	3.97%	3.97%	1.68%

CSIF Bond**
One Year	-2.79%	1.00%	-4.02%	-0.02%	-0.75%	0.25%	1.59%	1.31%
Five Years	3.43%	4.21%	3.23%	3.23%	3.35%	3.35%	4.82%	4.28%
Ten Years	5.04%	5.44%	4.39%	4.39%	4.40%	4.40%	N/A	5.47%
From Inception[2]	6.94%	7.13%	4.50%	4.50%	4.42%	4.42%	6.50%	7.14%

CSIF Equity**
One Year	-18.88%	-14.83%	-19.78%	-15.56%	-16.34%	-15.49%	-14.39%	-14.83%
Five Years	3.70%	4.71%	3.67%	3.84%	3.92%	3.92%	5.29%	4.71%
Ten Years	7.17%	7.69%	6.72%	6.72%	6.81%	6.81%	N/A	7.69%
From Inception[3]	7.18%	7.43%	3.87%	3.87%	6.26%	6.26%	5.08%	7.43%

CSIF Enhanced Equity*
One Year	-26.24%	-22.57%	-27.19%	-23.36%	-23.94%	-23.17%	-22.13%
Five Years	1.57%	2.57%		1.42%	1.60%	1.69%	1.69%	2.85%
Ten Years	2.07%	2.56%		1.48%	1.48%	1.52%	1.52%	2.86%
From Inception[4]	0.97%	1.44%		0.38%	0.38%	0.79%	0.79%	1.73%

Calvert Social Index Fund
One Year	-26.47%	-22.81%	-27.39%	-23.57%	-24.28%	-23.51%	-22.34%
Five Years	1.65%	2.65%	1.44%	1.62%	1.65%	1.65%	3.12%
From Inception[5]	-4.26%	-3.69%	-4.63%	-4.63%	-4.63%	-4.63%	-3.26%

* Performance for Class I shares is "linked" to Class A shares because there were no Class I shareholders of Balanced for the period of 6/30/03 through 12/27/04, and there were no Class I shareholders of Enhanced Equity for the period of 1/18/02 through 4/29/05, as indicated above.

** Performance for Class Y shares is "linked" to Class A shares for the period prior to October 31, 2008, the inception date for Class Y shares.

After Taxes on Distributions
Periods Ended	Class A
September 30, 2008	Total Return
With Maximum Load

CSIF Balanced
One Year	-19.20%
Five Years	1.77%
Ten Years	0.46%

CSIF Bond
One Year	-4.59%
Five Years	1.59%
Ten Years	2.67%

CSIF Equity
One Year	-19.54%
Five Years	3.34%
Ten Years	6.58%

CSIF Enhanced Equity
One Year	-26.83%
Five Years	1.15%
Ten Years	0.73%

Calvert Social Index Fund
One Year	-26.52%
Five Years	1.52%
From Inception[5]	-4.37%

After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2008	Total Return
With Maximum Load
CSIF Balanced
One Year	-15.61%
Five Years	1.85%
Ten Years	0.90%

CSIF Bond
One Year	-3.35%
Five Years	1.90%
Ten Years	2.85%

CSIF Equity
One Year	-16.01%
Five Years	3.17%
Ten Years	6.11%

CSIF Enhanced Equity
One Year	-22.25%
Five Years	1.38%
Ten Years	0.83%

Calvert Social Index Fund
One Year	-22.45%
Five Years	1.41%
From Inception[5]	-3.55%
[1]	(October 21, 1982, for Class A) (April 1, 1998, for Class B) (March 1, 1994, for Class C) (March 1, 1999, for Class I)	[2]

(August 24, 1987, for Class A)
April 1, 1998, for Class B)
(June 1, 1998, for Class C)
(March 31, 2000, for Class I)
October 31, 2008 is the actual inception date for Class Y. As stated above, however, Class Y investment performance including "from inception" performance, is "linked" to Class A at NAV performance for the period prior to October 31, 2008.

[3]	(August 24, 1987, for Class A) (April 1, 1998, for Class B) (March 1, 1994, for Class C) (November 1, 1999, for Class I) October 31, 2008 is the actual inception date for Class Y. As stated above, however, Class Y investment performance including "from inception" performance, is "linked" to Class A at NAV performance for the period prior to October 31, 2008.	[4]	(April 15, 1998, for Class A) (April 15, 1998, for Class B) (June 1, 1998, for Class C) (April 15, 1998, for Class I)

[5]	(June 30, 2000, for all Classes)

                Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

                Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

                The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

                Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

                Each Fund has filed a notice of election under Rule 18f-1 with the SEC. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.) The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.

                See the prospectus for additional details on purchases and redemptions.

TRUSTEES/DIRECTORS & OFFICERS

                Each Fund's Board of Trustees/Directors supervises that Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees/Directors. Independent Trustees/Directors refers to those Trustees/Directors who are not "interested persons" as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 59	Trustee of CSIF Director of CSIS	1989 2000	President of the national non-profit, First Peoples Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee of CSIF Director of CSIS	1982 2000	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	30	None
JOHN GUFFEY, JR. AGE: 60	Trustee of CSIF Director of CSIS	1982 2000	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	30	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Trustee of CSIF Director of CSIS	2005 2005	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Trustee of CSIF Director of CSIS	1990 2000	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 64	Trustee of CSIF Director of CSIS	1982 2000	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee of CSIF Director of CSIS	1982 2000	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Unitarian-Universalist National Committee on Socially Responsible Investing.	17	None
TESSA TENNANT AGE: 49	Trustee of CSIF Director of CSIS	2005 2005	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd. The ICE Organization, Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK* AGE: 56	Trustee of CSIF, Director of CSIS & Senior Vice President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
D. WAYNE SILBY, Esq.* AGE: 60	Trustee of CSIF, Director of CSIS, Chair & President	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	30	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President of CSIF	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY G. HABEEB AGE: 58	Vice President of CSIF	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and certain affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund's Advisor.

                The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees/Directors and Officers as a group own less than 1% of any class of each Fund's outstanding shares.

                The Board of Trustees/Directors has the following standing Committees:

    Governance Committee - Addresses matters of fund governance, including policies on Trustee/Director compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of each Board also include those of a Nominating Committee, e.g., initiation and consideration of nominations for the appointment or election of independent Trustees/Directors of the Board. These matters were addressed in meetings held four times in the past fiscal year. The current members of this Committee are Ms. Adamson, Rev. Morris and Mr. Baird.

    Audit Committee - Approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund's financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with each Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. It met five times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Harper and Mollner.

    Social Committee -- Addresses matters relating to the Funds' social screening process. This Committee met eight times in the past fiscal year. The current members of this Committee are Mses. Jones, Tennant and Krumsiek.

    Investment Performance Oversight Committee -- Oversees the Funds' investment performance including the performance of the Funds' sub-advisors, and the Funds' High Social Impact Investments program. A Special Equities Sub-Committee of this Committee oversees the Special Equities program, including review, selection and fair valuation of the social venture capital investments. The Committee met ten times in the past fiscal year. The current members of this Committee are Ms. Krumsiek (ex officio) and Messrs. Baird, Guffey, and Silby.

                The Board of Trustees/Directors of the Funds has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board's annual consideration of the renewal of the Funds' investment advisory, subadvisory and underwriting agreements, as required by Section 15(c) of the 1940 Act.

                The Trustees/Directors owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2008:

CSIF Money Market
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	>$100,000	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$10,001-$50,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

CSIF Balanced
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	$50,001-$100,000	>$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$10,001-$50,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

CSIF Bond
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	$50,001-$100,000	>$100,000
Terrence J. Mollner	None	$10,001-$50,000
Sydney Amara Morris	$10,001-$50,000	$50,001-$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$50,001-$100,000	>$100,000

CSIF Equity
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	$1-$10,000	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	$50,001-$100,000	>$100,000
Terrence J. Mollner	$1-$10,000	$10,001-$50,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	$50,001-$100,000	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

CSIF Enhanced Equity
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds

Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	$50,001-$100,000	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$10,001-$50,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Tessa Tennant	None	>$100,000
Interested Trustees
Barbara J. Krumsiek	$50,001-$100,000	>$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000

Calvert Social Index Fund
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds

Independent Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	$10,001-$50,000	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles Douglas Harper III	None	>$100,000
Joy V. Jones	$1-$10,000	>$100,000
Terrence J. Mollner	None	$10,001-$50,000
Sydney Amara Morris	$1-$10,000	$50,001-$100,000
Tessa Tennant	None	>$100,000
Interested Directors
Barbara J. Krumsiek	None	>$100,000
D. Wayne Silby	$1-$10,000	>$100,000

                Trustees/Directors not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees/Directors Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table
Calvert Social Investment Fund

                The following table (unaudited numbers) sets forth information describing the compensation of each Trustee for his/her services to the Funds for each Fund's most recent fiscal year ended September 30, 2008 and to all of the portfolios in the Fund Complex. Each portfolio within the Calvert Social Investment Fund is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds' Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees***
Rebecca Adamson** (Trustee)	$27,323	$9,017	$51,250
Richard L. Baird, Jr.** (Trustee)	$27,862	$13,931	$103,000
Frederick A. Davie, Jr. **** (Trustee)	$14,882	$3,720	$28,500
John Guffey, Jr.** (Trustee)	$28,298	$9,126	$92,520
Miles Douglas Harper, III** (Trustee)	$28,543	$28,543	$53,500
Joy V. Jones** (Trustee)	$28,800	$22,120	$54,000
Terrence J. Mollner, Ed.D** (Trustee)	$27,994	$0	$52,500
Sydney Amara Morris (Trustee)	$28,130	$0	$52,750
Rustum Roy**** (Trustee)	$27,600	$0	$51,750
Tessa Tennant** (Trustee)	$27,239	$0	$51,000
Barbara J. Krumsiek* (Trustee & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Trustee & Chair)	$27,861	$20,896	$93,250

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and certain affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Mses. Adamson, Jones and Tennant and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2008, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $175,693; $309,580; $152,429; $194,912; $323,103; $159,785; $37,530; and $454,996; for each of them, respectively.

***As of September 30, 2008, the Fund Complex consisted of forty-two (42) Funds; there were fifty-eight (58) Funds as of January 31, 2009.

****Messrs. Davie and Roy resigned from the Board of Trustees effective March 4, 2008 and December 31, 2008, respectively. Mr. Davie received a one-time payment of $26,586 from Calvert Social Investment Fund upon his resignation. Mr. Davie also received $100,000 from Calvert for his service to the entire Fund Complex.

Director Compensation Table
Calvert Social Index Series, Inc.

                The following table (unaudited numbers) sets forth information describing the compensation of each Director for his/her services to the Fund for the Fund's most recent fiscal year ended September 30, 2008 and to all of the portfolios in the Fund Complex.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds' Expenses	Total Compensation From Funds and Fund Complex Paid to Directors***
Rebecca Adamson** (Director)	$779	$257	$51,250
Richard L. Baird, Jr.** (Director)	$794	$397	$103,000
Frederick A. Davie, Jr.**** (Director)	$441	$110	$28,500
John Guffey, Jr.** (Director)	$805	$261	$92,520
Miles Douglas Harper, III** (Director)	$813	$813	$53,500
Joy V. Jones** (Director)	$820	$617	$54,000
Terrence J. Mollner, Ed.D** (Director)	$798	$0	$52,500
Sydney Amara Morris (Director)	$802	$0	$52,750
Rustum Roy**** (Director)	$786	$0	$51,750
Tessa Tennant** (Director)	$774	$0	$51,000
Barbara J. Krumsiek* (Director & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Director & Chair)	$794	$596	$93,250

*Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of the Advisor and certain affiliates. Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor.

**Mses. Adamson, Jones and Tennant and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2008, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $175,693; $309,580; $152,429; $194,912; $323,103; $159,785; $37,530; and $454,996; for each of them, respectively.

***As of September 30, 2008, the Fund Complex consisted of forty-two (42) Funds; there were fifty-eight (58) Funds as of January 31, 2009.

****Messrs. Davie and Roy resigned from the Board of Directors effective March 4, 2008 and December 31, 2008, respectively. Mr. Davie received a one-time payment of $765 from Calvert Social Index Series, Inc. upon his resignation. Mr. Davie also received $100,000 from Calvert for his service to the entire Fund Complex.

INVESTMENT ADVISOR AND SUBADVISORS

                The Funds' Investment Advisor is Calvert Asset Management Company, Inc. ("Calvert" or the "Advisor"), a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of each Fund's Board of Trustees/Directors. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees (Calvert Social Index Fund only); federal and state securities registration fees; salaries, fees and expenses of Trustees/Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Funds have an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Funds' uninvested cash balances. These credits are used to reduce Fund expenses. In those Funds where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater cash balances at the custodian, since it receives the benefit of any expense offset credit. The Funds' Board of Trustees/Directors periodically review and evaluate the expense offset arrangement.

                Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.425% of the first $500 million of the CSIF Balanced Portfolio's average daily net assets, 0.40% of the next $500 million of such assets, and 0.375% of all assets above $1 billion; 0.35% of the first $1 billion of the CSIF Bond Portfolio's average daily net assets and 0.325% of all assets above $1 billion; 0.50% of the first $2 billion of the CSIF Equity Portfolio's average daily net assets, 0.475% of the next $1 billion of such assets, and 0.45% of all assets above $3 billion; 0.30% of the CSIF Money Market Portfolio's average daily net assets; 0.60% of the first $500 million of the CSIF Enhanced Equity Portfolio's average daily net assets and 0.55% of all assets above $500 million; and 0.225% of the Calvert Social Index Fund's average daily net assets. For CSIF Enhanced Equity, the Advisor has voluntarily agreed to waive 0.10% of its annual advisory fee based on average daily net assets. The waiver is contingent upon the continued service by SSgA Funds Management, Inc. as Subadvisor to the Fund at an annual fee of 0.25% of average daily net assets, and Calvert may cease this waiver at any time.

                The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund's Prospectus. For those Funds with multiple classes, Investment Advisory fees are allocated as a Fund-level expense based on net assets.

                The following chart shows the Investment Advisory fees paid to the Advisor for the past three fiscal years:

	2006	2007	2008
CSIF Money Market	$493,454	$539,838	$590,899
CSIF Balanced	$2,439,940	$2,542,986	$2,344,359
CSIF Bond	$1,327,523	$1,903,964	$2,805,834
CSIF Equity	$6,255,016	$6,574,688	$6,275,976
CSIF Enhanced Equity	$447,502	$494,113	$575,102
Calvert Social Index Fund	$141,845	$194,424	$196,671

Subadvisors

                Atlanta Capital Management Company, LLC ("Atlanta Capital") is controlled by Eaton Vance Corp. Atlanta Capital receives a Subadvisory fee, paid by the Advisor, of 0.30% of the average daily net assets it manages for the CSIF Equity Portfolio.

                New Amsterdam Partners LLC ("New Amsterdam") is controlled by Michelle Clayman, CFA. New Amsterdam receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for the CSIF Balanced Portfolio.

                Profit Investment Management ("Profit") is controlled by Eugene A. Profit. Profit receives a fee, paid by the Advisor, of 0.40% of the CSIF Balanced Portfolio's first $10 million of average daily net assets it manages, 0.35% of the next $40 million of such assets, and 0.25% of any such assets over $50 million.

                SSgA Funds Management, Inc. ("SSgA FM") is a subsidiary of State Street Corporation. SSgA FM receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets it manages for CSIF Enhanced Equity Portfolio.

                World Asset Management, Inc. ("World Asset") is an indirect wholly-owned subsidiary of Comerica Incorporated. World Asset receives a Subadvisory fee, paid by the Advisor, of 0.07% of the Calvert Social Index Fund's first $50 million of average annual daily net assets managed by the Subadvisor, 0.05% of the next $50 million, and 0.03% of such assets over $100 million.

                Each Fund has received an exemptive order to permit each applicable Fund and the Advisor to enter into and materially amend the respective Investment Subadvisory Agreement (entered into with any subadviser that is not an "affiliated person", as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any material change in the Investment Subadvisory Agreement, the affected Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

                Additional information about each Fund's Portfolio Managers, identified in the applicable Prospectus of the Fund, is provided below. This information is not required for CSIF Money Market.

A. Other Accounts Managed by Fund Portfolio Managers

                The following Fund Portfolio Managers are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other Accounts" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

CSIF BALANCED

Calvert:
Natalie A. Trunow
Accounts Managed other than CSIF Balanced as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	5	2
Total Assets in Other Accounts Managed	$512,636,830	$60,197,927	$2,000,000
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

1. Fixed Income Investments

Calvert:
Gregory Habeeb
Accounts Managed other than CSIF Balanced as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	1
Total Assets in Other Accounts Managed	$7.98 billion	$0	$6.84 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

2. Equity Investments

New Amsterdam:
Michelle Clayman, CFA
Accounts Managed other than CSIF Balanced as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	91
Total Assets in Other Accounts Managed	$488 million	$0	$3 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$500 million

Note: "Other Accounts" category includes accounts managed by any group that includes the specified individual and the personal investments managed by the specified individual.

New Amsterdam:
Nathaniel Paull, CFA
Accounts Managed other than CSIF Balanced as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	0	91
Total Assets in Other Accounts Managed	$488 million	$0	$3 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	2
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$500 million

Note: "Other Accounts" category includes accounts managed by any group that includes the specified individual and the personal investments managed by the specified individual.

Profit:
Eugene Profit
Accounts Managed other than CSIF Balanced as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	0	108
Total Assets in Other Accounts Managed	$8.4 million	$0	$1.134 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$23.5 million

CSIF EQUITY

Atlanta Capital:
Richard B. England
Accounts Managed other than CSIF Equity as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	807
Total Assets in Other Accounts Managed	$155 million	$0	$2.044 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Atlanta Capital:
Marilyn R. Irvin, CFA
Accounts Managed other than CSIF Equity as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	807
Total Assets in Other Accounts Managed	$242 million	$0	$2.039 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

Atlanta Capital:
William R. Hackney III, CFA
Accounts Managed other than CSIF Equity as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	807
Total Assets in Other Accounts Managed	$242 million	$0	$2.044 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

CSIF BOND

 Calvert:
Gregory Habeeb

Accounts Managed other than CSIF Bond as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	0	1
Total Assets in Other Accounts Managed	$7.28 billion	$0	$6.84 million
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

CSIF ENHANCED EQUITY

SSgA FM:
Ric Thomas
Accounts Managed other than CSIF Enhanced Equity as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	33	42
Total Assets in Other Accounts Managed	$0.35 billion*	$17.49 billion	$15.46 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	18**	16**
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$11.25 billion**	$8.08 billion**

*Please note that SSgA FM's enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

**Includes those pooled investment vehicles in which SSgA's advisory fee from at least one investor is based on the account's performance.

SSgA FM:
John O'Connell
Accounts Managed other than CSIF Balanced as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	33	42
Total Assets in Other Accounts Managed	$0.35 billion*	$17.49 billion	$15.46 billion
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	18**	16**
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$11.25 billion**	$8.08 billion**

*Please note that SSgA FM's enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

**Includes those pooled investment vehicles in which SSgA's advisory fee from at least one investor is based on the account's performance.

CALVERT SOCIAL INDEX FUND

World Asset:
Kevin K. Yousif
Accounts Managed other than Calvert Social Index Fund as of September 30, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	7	49	0
Total Assets in Other Accounts Managed	$1.08 billion	$7.35 billion	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

World Asset:
Eric R. Lessnau
Accounts Managed other than Calvert Social Index Fund as of December 31, 2008	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	46	0
Total Assets in Other Accounts Managed	$708 million	$6.21 billion	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

B. Potential Conflicts of Interest in Managing a Portfolio and Other Accounts

                The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Fund Portfolio Managers above.

CSIF BALANCED

Calvert:
Natalie A. Trunow

                When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

1. Fixed Income Investments

Calvert:
Gregory Habeeb

                  (See "Conflicts of Interest" above with respect to Natalie A. Trunow of Calvert regarding the CSIF Balanced Portfolio.)

2. Equity Investments

New Amsterdam:
Michelle Clayman, CFA, and Nathaniel Paull, CFA

                Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts in the allocation of investment opportunities between accounts. New Amsterdam has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio management team. The portfolio management team members are aware of and abide by New Amsterdam trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and New Amsterdam's Compliance Manager to ensure that any material divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

Profit:
Eugene A. Profit

                Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interests exist, including potential conflicts in the allocation of investment opportunities between accounts. Profit has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio manager. The investment team is aware of Profit's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. In addition, performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and Profit's Compliance Officer to ensure that any material divergence in expected performance is adequately explained by differences in the client's investment guidelines, timing of cash flows and other reasonable considerations.

CSIF EQUITY

Atlanta Capital:
Richard B. England, Marilyn R. Irvin and William R. Hackney III

                It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Atlanta Capital has established procedures to mitigate such conflicts including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.

                In some cases, another account managed by a portfolio manager may compensate Atlanta Capital based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties. In addition, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts.

CSIF BOND

Calvert:
Gregory Habeeb

                 (See "Conflicts of Interest" above with respect to Natalie A. Trunow of Calvert regarding CSIF Balanced.)

CSIF ENHANCED EQUITY

SSgA FM:
Ric Thomas and John O'Connell

                A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

                A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

                A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees -- the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

CALVERT SOCIAL INDEX FUND

World Asset:
Kevin K. Yousif and Eric R. Lessnau

                World Asset personnel may be part of the portfolio management team serving numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). World Asset portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

                The management of multiple accounts may result in a portfolio manager or other team member devoting unequal time and attention to the management of a particular account. Although World Asset does not track the time a portfolio manager spends on a single account, World Asset does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. World Asset seeks to manage competing interests for the time and attention of a portfolio management team by having portfolio management teams focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio management team within the same investment discipline, however, World Asset may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account. Accordingly, the performance of each account managed by a portfolio management team will vary.

                Although they are less likely to arise in the context of passively managed accounts than they are in the context of actively managed accounts, conflicts of interest may arise where some accounts managed by a particular portfolio management team have higher fees than the fees paid by other accounts. Because each portfolio manager's compensation is affected by revenues earned by World Asset, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

                In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. World Asset may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

                World Asset has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, World Asset monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the World Asset's Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940. Furthermore, senior personnel of World Asset periodically review the performance of all portfolio managers.

C. Compensation of Fund Portfolio Managers

                Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor or Subadvisor (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Fund Portfolio Managers" above.

CSIF BALANCED

Calvert:
Natalie A. Trunow
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, long- and short-term performance of Portfolios overseen, relative to Portfolio benchmarks, and growth in Portfolio assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

1. Fixed Income Investments

Calvert:
Gregory Habeeb
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Portfolio assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

2. Equity Investments

New Amsterdam:
Michelle Clayman, CFA
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Ms. Clayman, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam	A profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Ms. Clayman is the managing partner of the firm and as such receives a percentage of the firm's profits proportional to her ownership percentage.

New Amsterdam:
Nathaniel Paull, CFA
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	New Amsterdam	Partners of the firm, including Mr. Paull, receive a guaranteed (fixed) payment.
Bonus	None	N/A
Deferred Compensation	New Amsterdam	A profit sharing plan is offered to all professionals upon meeting certain employment requirements, based on an actuarial analysis of compensation, length of service and age.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	New Amsterdam	Mr. Paull is a partner of the firm and as such receives a percentage of the firm's profits proportional to his ownership percentage.

                No part of either Portfolio Manager's compensation is based on the performance of specific accounts or clients.

Profit:
Eugene A. Profit
Compensation with Respect to Management of CSIF Balanced and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Profit	As Managing Member of the firm Mr. Profit receives a guaranteed (fixed) payment based on investment industry benchmark compensation surveys.
Bonus	Profit	N/A
Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	Mr. Profit is an owner of the firm and as such receives a percentage of the firm's profits proportional to his ownership percentage.

CSIF EQUITY

Atlanta Capital:
Richard B. England, Marilyn R. Irvin, and William R. Hackney III
Compensation with Respect to Management of CSIF Equity and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Atlanta Capital

Fixed, reviewed on an annual basis and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management). Atlanta Capital seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.

Bonus	Atlanta Capital

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Each Portfolio Manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, Eaton Vance Corp. The size of the overall incentive compensation pool is determined each year by Atlanta Capital's management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital's profitability for the year.

Deferred Compensation	Atlanta Capital / Eaton Vance Corp.

Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Consists primarily of annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s nonvoting common stock.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Atlanta Capital	All Portfolio Managers maintain ownership in Atlanta Capital through an LLC holding company. Firm profits are distributed to owners based on their individual ownership percentage.

CSIF BOND

Calvert:
Gregory Habeeb

Compensation with Respect to Management of CSIF Bond and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, long- and short-term performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

CSIF ENHANCED EQUITY

SSgA FM:
Ric Thomas and John O'Connell
Compensation with Respect to Management of CSIF Enhanced Equity and Other Accounts as of September 30, 2008
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	SSgA FM

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is the external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e., equity).

Bonus	SSgA FM

In addition to the above, the second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy.

Deferred Compensation	SSgA FM

1. Deferred Equity determined by competitive market data.

2. Component of Bonus -- firm wide incentive equity compensation pool; manager distributes based on overall performance of the group and individual.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

CALVERT SOCIAL INDEX FUND

World Asset:
Kevin K. Yousif and Eric R. Lessnau
Compensation with Respect to Management of Calvert Social Index Fund and Other Accounts as of September 30, 2008 (December 31, 2008 for Eric R. Lessnau)
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	World Asset	Fixed (guaranteed) payment based on investment industry benchmark compensation surveys.
Bonus	World Asset

An overall firm bonus pool is earned based on meeting key corporate initiatives and objectives. Members of the portfolio management team are eligible to earn a bonus based on that pool. Individual bonuses for all members of a portfolio management team are influenced by the profitability of the firm as well as meeting key departmental objectives. In determining portfolio manager bonuses, World Asset considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success as well as the profitability of the firm.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	World Asset

Members of the portfolio management team may also be eligible for long-term incentives in the form of (1) options to purchase shares of Comerica Incorporated and/or (2) restricted shares of Comerica Incorporated stock. These programs provide additional incentives to retain key personnel within World Asset as well as our parent company Comerica, Incorporated.

                No part of either Portfolio Manager's compensation is based on the performance of specific accounts or clients.

D. Securities Ownership of Portfolio Managers of the Funds

                With respect to each Portfolio Manager identified in the applicable Prospectuses, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of September 30, 2008 in the Fund(s) managed by that individual. The securities were valued as of September 30, 2008. (Specified ranges: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
CSIF Balanced	Calvert	Natalie A. Trunow	None
		Gregory Habeeb	None
	New Amsterdam	Michelle Clayman, CFA	None
		Nathaniel Paull, CFA	None
	Profit	Eugene A. Profit	None
CSIF Equity	Atlanta Capital	Richard B. England	$100,001-$500,000
		Marilyn R. Irvin	$10,001-$50,000
		William R. Hackney III	$100,001-$500,000
CSIF Bond	Calvert	Gregory Habeeb	None
CSIF Enhanced Equity	SSgA FM	Ric Thomas	None
		John O'Connell	None
Calvert Social Index Fund	World Asset	Kevin K. Yousif	None
		Eric R. Lessnau	None (as of December 31, 2008)

ADMINISTRATIVE SERVICES AGENT

                Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative fee payable monthly (as a percentage of average daily net assets) as follows:
Class O
CSIF Money Market	0.20%

	Class A, B, and C	Class I	Class Y
CSIF Balanced	0.275%	0.125%	N/A
CSIF Bond	0.30%	0.10%	0.30%
CSIF Equity	0.20%	0.10%	0.20%
CSIF Enhanced Equity	0.15%	0.10%	N/A
Calvert Social Index Fund	0.225%	0.10%	N/A

                The following chart shows the administrative fees paid to CASC by the Funds for the past three fiscal years:
	2006	2007	2008
CSIF Money Market	$328,970	$359,892	$393,933
CSIF Balanced	$1,587,950	$1,651,089	$1,514,786
CSIF Bond	$1,036,308	$1,403,909	$2,030,661
CSIF Equity	$2,355,881	$2,475,638	$2,366,435
CSIF Enhanced Equity	$109,591	$139,753	$131,128
Calvert Social Index Fund	$134,043	$171,918	$170,166

METHOD OF DISTRIBUTION

                Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Funds. CDI is an affiliate of each Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

                Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the "Plans") which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Balanced, Equity and Bond Portfolios' respective average daily net assets and 0.25% of the Enhanced Equity Portfolio's and Index Fund's respective average daily net assets. Such expenses for shares of the Money Market Portfolio (Class O) may not exceed, on an annual basis, 0.25% of the Fund's average daily net assets. However, the applicable Board of Trustees/Directors has determined that, until further action by the Board, no Fund shall pay Class A (or for the Money Market Portfolio, Class O) distribution expenses in excess of 0.25% of its average daily net assets; and further, that Class A distribution expenses shall only be charged on the average daily net assets of the Balanced Portfolio in excess of $30,000,000.

                Expenses under the Funds' Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the Balanced, Bond, Equity, Enhanced Equity, and Index Fund's Class B and Class C average daily net assets, respectively. Neither Class I nor Class Y has a plan. Class A (or for the Money Market Portfolio, Class O) Plans reimburse CDI only for expenses it incurs, while the Class B and C Plans compensate CDI at a set rate regardless of CDI's expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

                Each Fund's Plans were approved by the Board of Trustees/Directors, including the Trustees/Directors who are not "interested persons" of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees/Directors who are not interested persons of the Funds is committed to the discretion of such independent Trustees/Directors. In establishing the Plans, the Trustees/Directors considered various factors including the amount of the distribution expenses. The Trustees/Directors determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

                The Plans may be terminated by vote of a majority of the independent Trustees/Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. If the Funds should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees/Directors, including a majority of the independent Trustees/Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees/Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees/Directors.

As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2008, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Merrill Lynch, Pershing, Thrivent Financial for Lutherans, CUSO, Wells Fargo Investments, Marshall & Ilsley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets, UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc., J.P. Morgan, Fidelity and National Financial Services, LLC.Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

                The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Funds' securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund's respective classes. These fees are paid pursuant to the Funds' Plan.

                Total Plan Expenses paid to CDI by the Funds for the fiscal year ended September 30, 2008 were:

	Class A	Class B	Class C
CSIF Balanced	$1,169,021	$216,755	$282,072
CSIF Bond	$1,104,319	$160,840	$462,538
CSIF Equity	$2,314,316	$745,997	$1,109,139
CSIF Enhanced Equity	$141,260	$56,034	$84,478
Calvert Social Index Fund	$133,175	$51,572	$77,782

                For the fiscal year ended September 30, 2008, the Funds' Plan expenses for Classes A, B, and C were spent for the following purposes:

CSIF Money Market

                This Portfolio has never paid Plan expenses.
CSIF Balanced	Class A	Class B	Class C
Compensation to broker/dealers	$928,569	$54,351	$228,823
Compensation to sales personnel	$45,136	$0	$0
Advertising	$49,467	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$5,372	$0	$0
Compensation to underwriters	$51,948	$162,404	$53,249
Interest, financing charges	$0	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$88,529	$0	$0

CSIF Bond	Class A	Class B	Class C
Compensation to broker/dealers	$1,104,319	$43,724	$302,715
Compensation to sales personnel	$0	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$117,116	$159,823
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Equity	Class A	Class B	Class C
Compensation to broker/dealers	$2,128,530	$188,408	$937,183
Compensation to sales personnel	$86,846	$0	$0
Advertising	$87,703	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$11,237	$0	$0
Compensation to underwriters	$0	$557,589	$171,956
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Enhanced Equity	Class A	Class B	Class C
Compensation to broker/dealers	$123,854	$14,042	$63,109
Compensation to sales personnel	$11,310	$0	$0
Advertising	$5,480	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$616	$0	$0
Compensation to underwriters	$0	$41,992	$21,369
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Calvert Social Index Fund	Class A	Class B	Class C
Compensation to broker/dealers	$123,144	$11,912	$61,106
Compensation to sales personnel	$4,407	$0	$0
Advertising	$5,047	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$577	$0	$0
Compensation to underwriters	$0	$39,660	$16,676
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

CSIF Balanced, Equity, and Enhanced Equity Portfolios and Calvert Social Index Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:
Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of Offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CSIF Bond

Class A Shares are offered at net asset value plus a front-end sales charge as follows:
Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of Offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

                CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were:
Fiscal Year	2006		2007		2008
Class A	Gross	Net	Gross	Net	Gross	Net
CSIF Balanced	$527,760	$212,459	$430,531	$177,326	$322,429	$128,979
CSIF Bond	$276,386	$151,460	$229,790	$131,756	$261,727	$156,061
CSIF Equity	$631,097	$279,600	$513,481	$216,977	$495,391	$220,920
CSIF Enhanced Equity	$74,639	$31,460	$80,158	$37,607	$80,158	$18,575
Calvert Social Index Fund	$73,461	$30,971	$86,653	$36,689	$54,625	$23,869
Class B	2006		2007		2008
CSIF Balanced	$0		$0		$0
CSIF Bond	$0		$0		$0
CSIF Equity	$0		$0		$0
CSIF Enhanced Equity	$0		$0		$0
Calvert Social Index Fund	$0		$0		$0
Class C	2006		2007		2008
CSIF Balanced	$3,952		$4,130		$7,748
CSIF Bond	$6,505		$8,278		$9,288
CSIF Equity	$10,277		$9,475		$6,658
CSIF Enhanced Equity	$1,727		$1,771		$1,218
Calvert Social Index Fund	$803		$712		$3,917

                Fund Trustees/Directors and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

                Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

                Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

                For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CSSI receives a fee based on the asset class (money market, fixed income and equities) and the resources necessary to support the various services each asset class requires. CSSI may contract with subagents, at the Funds' expense, to provide recordkeeping and subaccounting services to the Funds. The following chart shows the shareholder servicing fees paid to CSSI by the Funds for the past three fiscal years:

	2006	2007	2008
CSIF Money Market	$170,714	$183,522	$187,174
CSIF Balanced	$215,210	$248,787	$237,594
CSIF Bond	$117,261	$127,590	$148,076
CSIF Equity	$430,404	$419,387	$386,686
CSIF Enhanced Equity	$30,724	$37,207	$35,821
Calvert Social Index Fund	$33,341	$30,083	$29,069

PORTFOLIO TRANSACTIONS

                The Funds' Advisor and Subadvisors place orders with broker-dealers for the Funds' portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

                Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds' Advisor and Subadvisors make investment decisions and select brokers and dealers under the direction and supervision of the Board of Trustees/Directors.

                Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's/Subadvisor's obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

                For the last three fiscal years, total brokerage commissions paid were as follows:

	2006	2007	2008
CSIF Balanced	$257,341	$288,120	$572,694
CSIF Bond	$90,995	$168,267	$254,548
CSIF Equity	$887,397	$986,671	$1,057,355
CSIF Enhanced Equity	$49,825	$66,085	$67,712
Calvert Social Index Fund	$9,546	$7,570	$7,022

                CSIF Bond has experienced an increase in brokerage commissions since 2006 due to more active trading in U.S. Treasury futures. Brokerage commissions paid with respect to CSIF Equity increased in 2007 due to higher transaction volume. Brokerage commissions paid with respect to CSIF Balanced increased in 2008 in connection with the removal of a subadvisor and a reallocation of equity assets to another subadvisor.

                In 2006, CSIF Balanced paid $208 in brokerage commissions to SBK-Brooks Investment Corp., an affiliated person of Union Heritage Capital Management, representing 0.08% of the Fund's total commissions and 0.07% of the Fund's total dollar amount of commission transactions. In 2007 and 2008, none of the Funds paid brokerage commissions to affiliated persons.

                The Funds' Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

                If, in the judgment of the Advisor or Subadvisors, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.

                For the fiscal year ended September 30, 2008, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:
	Amount of Transactions	Related Commissions
CSIF Balanced	$87,908,674	$124,150
CSIF Equity	$453,095,095	$224,332

                For the same period the Advisor received no soft-dollar credits in connection with fixed-price offerings.

                As of September 30, 2008, the following Funds held securities of their "regular broker-dealers" (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below:

Fund	Broker/Dealer	Type of Security D = debt E = equity	Amount
CSIF Equity	Lynch Jones & Ryan	E	$23,777,000
	Charles Schwab Corp.	D	$27,326,000
CSIF Balanced	JPMorgan Chase & Co.	D	$6,719,000
	Goldman Sachs & Co.	D	$4,961,000
	Bank of America Corp.	D	$4,120,000
	Wachovia Bank	D	$1,890,000
	Deutsche Bank	D	$997,000
	American Express, Co.	D	$538,000
CSIF Bond	Bank of America	D	$26,197,000
	JPMorgan Chase & Co.	D	$13,821,000
	Wachovia Bank	D	$10,644,000
	Deutsche Bank	D	$9,997,000
	Goldman Sachs Group, Inc.	D	$7,062,000
	Bear Stearns Co's, Inc.	D	$3,657,000
	Citigroup, Inc.	D	$407,000

                The portfolio turnover rates for the last two fiscal years are as follows:
	2007	2008
CSIF Balanced	81%	77%
CSIF Bond	190%	147%
CSIF Equity	35%	51%
CSIF Enhanced Equity	56%	46%
Calvert Social Index Fund	9%	14%

                The lower turnover rate for CSIF Bond in the last fiscal year was due to market conditions that produced greater trading opportunities in U.S. Treasury securities and futures than corporate credits.

PORTFOLIO HOLDINGS DISCLOSURE

                The Funds have adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

                Information regarding a Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after the Fund's first and third quarters. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

                The Funds' Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

                Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide a Fund's non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

                A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

                A Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

                Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund's Board of Trustees/Directors. The Fund's Board of Trustees/Directors shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.

Ongoing Arrangements

                The following is a list of those entities to whom information about the Fund's portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Aris Corporation	Portfolio Holdings	Quarterly
Asset Strategy Consultants	Portfolio Holdings	Quarterly
Bidart & Ross	Portfolio Holdings	Quarterly
Blue Prairie Group	Portfolio Holdings	Quarterly
Callan Associates	Portfolio Characteristics, Top Holdings	Quarterly
Capital Market Consultants, LLC	Portfolio Holdings	Quarterly
Care Group	Portfolio Holdings	Quarterly
Chittenden Trust Company	Portfolio Characteristics	Quarterly
Citigroup Consulting	Portfolio Holdings	Quarterly
City of Jacksonville	Portfolio Holdings	Quarterly
Colonial Consulting	Portfolio Holdings	Quarterly
Consulting Services Group	Portfolio Holdings	Quarterly
Cook Street Consulting	Portfolio Holdings	Quarterly
CRA Rogers Casey	Portfolio Holdings	Quarterly
DiMeo Schneider & Associates, L.L.C.	Portfolio Holdings	Quarterly
Educap, Inc.	Portfolio Characteristics	Quarterly
Evergreen Advisors	Portfolio Holdings	Quarterly
FactSet	Portfolio Holdings	Monthly
First Affirmative Financial Network	Portfolio Holdings, Portfolio Characteristics	Quarterly
First Horizon National Corp.	Portfolio Holdings	Quarterly
Fund Evaluation Group	Portfolio Holdings	Quarterly
Hartland & Co.	Portfolio Holdings	Quarterly
Hewitt	Portfolio Holdings	Quarterly
Innovest Portfolio Solutions	Portfolio Holdings	Quarterly
Institutional Consulting Group	Portfolio Holdings	Quarterly
John M. Lloyd Foundation	Portfolio Holdings	Quarterly
JP Morgan Private Bank	Portfolio Characteristics	Quarterly
KPMG	Portfolio Holdings	Annually
LCG Associates	Portfolio Holdings	Quarterly
Lipper	Portfolio Holdings	Monthly
LPL Financial Services	Portfolio Holdings, Portfolio Characteristics	Quarterly
M&I Investments	Portfolio Characteristics	Quarterly
Mennonite Foundation	Portfolio Holdings	Quarterly
Mercer Consulting, Inc.	Portfolio Characteristics, Top Holdings	Quarterly
Merrill Lynch	Portfolio Holdings, Portfolio Characteristics	Quarterly
Milliman & Associates	Portfolio Holdings	Quarterly
Monticello & Associates	Portfolio Holdings	Quarterly
Morgan Stanley	Portfolio Holdings, Portfolio Characteristics	Semi-Annually
Morningstar	Portfolio Holdings	Monthly
National Grid	Portfolio Holdings	Quarterly
New England Pension Consulting	Portfolio Characteristics, Top Holdings	Quarterly
Oak Hill Fund	Portfolio Holdings	Quarterly
Patagonia	Portfolio Holdings	Quarterly
Preferred Property Life and Casualty	Portfolio Holdings	Quarterly
Prima Capital	Portfolio Characteristics	Quarterly
Prime Buchholz	Portfolio Holdings	Quarterly
PWC	Portfolio Holdings	Quarterly
R.V. Kuhns	Portfolio Holdings	Quarterly
Reliance Financial	Portfolio Holdings	Quarterly
Reuters Limited	Portfolio Holdings	Monthly
Rice Heard & Bigelow	Portfolio Characteristics	Quarterly
Rocaton Investment Advisors	Portfolio Holdings	Quarterly
Segal Advisors	Portfolio Holdings	Quarterly
SG Corporate & Investment Banking	Portfolio Holdings	Monthly
Sierra Fund	Portfolio Holdings	Quarterly
Singer Xenos Management	Portfolio Holdings, Portfolio Characteristics	Quarterly
Smith Barney	Portfolio Holdings, Portfolio Characteristics	Quarterly
Smith Hayes Consulting	Portfolio Holdings	Quarterly
St. Paul Electrical Workers	Portfolio Holdings	Quarterly
State of Idaho	Portfolio Holdings	Quarterly
Summit Investment Partners	Portfolio Holdings	Quarterly
TRUSCO	Portfolio Holdings	Quarterly
UBS	Portfolio Holdings, Portfolio Characteristics	Quarterly
Uhrlaub	Portfolio Holdings	Quarterly
Vestek	Portfolio Holdings	Monthly
Wachovia	Portfolio Holdings, Portfolio Characteristics	Quarterly
WEA Trust	Portfolio Characteristics	Quarterly
Woodcock Financial	Portfolio Holdings	Quarterly

PERSONAL SECURITIES TRANSACTIONS

                The Funds, their Advisor and Subadvisors, as applicable, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the investment personnel of Calvert Social Investment Fund and Calvert Social Index Series, Inc. to invest in securities that may be purchased or held by a Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material non-public information.

PROXY VOTING DISCLOSURE

                Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines of the Calvert Funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES/DIRECTORS

                Any shareholder who wishes to send a communication to the Board of Trustees/Directors of a Fund should send the communication to the attention of the Fund's Secretary at the following address:

                Calvert Funds
                Attn: [Name of Fund] Secretary
                4550 Montgomery Avenue
                Bethesda, Maryland 20814

                All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees/Directors.

                In its function as a nominating committee, the Governance Committee of each Board of Trustees/Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an independent Trustee/Director. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee/Director may request the Fund's Policy for the Consideration of Trustee/Director Nominees by contacting the Fund's Secretary at the address above.

                If a shareholder wishes to send a communication directly to an individual Trustee/Director or to a Committee of the Fund's Board of Trustees/Directors, the communication should be specifically addressed to such individual Trustee/Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees/Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee/Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIANS

                KPMG LLP has served as independent registered public accounting firm for the Funds since 2002. State Street Bank & Trust Company, N.A., serves as custodian of the Funds' investments. M&T Bank also serves as custodian of certain of the Money Market Portfolio's cash assets. The custodians have no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

                Calvert Social Investment Fund (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. All Funds of the Trust are diversified, except the Bond Portfolio, which is nondiversified. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

                The Calvert Social Index Fund is a series of Calvert Social Index Series, Inc., an open-end management investment company organized as a Maryland corporation on April 7, 2000. The Fund is diversified.

                Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Balanced and Enhanced Equity Portfolios and Index Fund each offer four separate classes of shares: Class A, Class B, Class C, and Class I. The Bond and Equity Portfolios each offer five separate classes of shares: Class A, Class B, Class C, Class I and Class Y. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. The Money Market Portfolio offers only one class of shares (Class O). Upon the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

                The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees/Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                As of January 1, 2009, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Fund Name
Name and Address	% of Ownership

CSIF Money Market Portfolio

United Mine Workers of America Cash Deferred Svgs TR of 1988 Washington, DC	8.24% of Portfolio

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	6.31% of Portfolio

CSIF Balanced Portfolio

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	7.37% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	6.00% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	14.47% of Class C

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	80.35% of Class I

Bank of New York Trust Co. NA Cust. FBO The Seattle Foundation East Syracuse, NY	15.20% of Class I

CSIF Bond Portfolio

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	18.47% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	6.06% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	9.46% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	27.90% of Class C

Delaware Charter Guarantee & Trust FBO Various Qualified Plans Des Moines, IA	7.70% of Class C

National Financial Services Corp. For the Exclusive Benefit of our Customers New York, NY	20.73% of Class I

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	14.68% of Class I

Prudential Investment Management Service FBO Mutual Fund Clients Newark, NJ	12.09% of Class I

Fidelity Investments Institutional Operations Co. as Agent for Certain Employee Benefit Plans Covington, KY	8.34% of Class I

Calvert Distributors, Inc. Conservative Allocation Fund Bethesda, MD	8.25% of Class I

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	5.63% of Class I

Mac & Company Pittsburgh, PA	5.43% of Class I

Calvert Distributors, Inc. Bethesda, MD	100% of Class Y

CSIF Equity Portfolio

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	6.64% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	8.07% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	18.00% of Class C

Prudential Investment Management Service FBO Mutual Fund Clients Newark, NJ	13.03% of Class I

State of Wisconsin Deferred Compensation Plan Columbus, OH	12.61% of Class I

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	7.82% of Class I

Fidelity Investments Institutional Operations Company as Agent for Certain Employee Benefit Plans Covington, KY	7.46% of Class I

National Financial Service Corporation For the Excellent Benefit of Our Customers New York, NY	6.39% of Class I

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	6.31% of Class I

Calvert Distributors, Inc. Aggressive Allocation Fund Bethesda, MD	5.68% of Class I

Saxon & Co. Cust Philadelphia, PA	5.47% of Class I

Calvert Distributors, Inc. Bethesda, MD	100% of Class Y

CSIF Enhanced Equity Portfolio

Ameritas Life Insurance Corp. Lincoln, NE	12.63% of Class A

Charles Schwab & Co., Inc. Reinvest Account San Francisco, CA	7.71% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	5.22% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	7.48% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	20.70% of Class C

NFS LLC NCCF General Trust Bethesda, MD	6.83% of Class C

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	55.11% of Class I

Calvert Distributors, Inc. Aggressive Allocation Fund Bethesda, MD	35.68% of Class I

Calvert Distributors, Inc. Conservative Allocation Fund Bethesda, MD	8.79% of Class I

Calvert Social Index Fund

Calvert Distributors, Inc. Plan Single Option 0-5 Bethesda, MD	13.94% of Class A

Calvert Distributors, Inc. Plan Single Option 6-10 Bethesda, MD	12.95% of Class A

Ameritas Life Insurance Corp. Lincoln, NE	10.21% of Class A

Calvert Distributors, Inc. Plan Single Option 11-13 Bethesda, MD	5.92% of Class A

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	10.88% of Class B

MLPF&S For the Sole Benefit of its Customers Jacksonville, FL	27.85% of Class C

National Financial Services Corp. For the Exclusive Benefit of Our Customers New York, NY	22.45% of Class I

Calvert Distributors, Inc. Moderate Allocation Fund Bethesda, MD	19.14% of Class I

Arthur R. Pepper For the Benefit of Bernard S. Ellison Trustee New York, NY	15.17% of Class I

Calvert Distributors, Inc. Aggressive Allocation Fund Bethesda, MD	9.92% of Class I

Ronald Alexander & Lisa Kaiser Trustees Union Benefits Trust Westerville, OH	9.38% of Class I

T Rowe Price Retirement Plan Services FBO Retirement Plan Owings Mills, MD	8.52% of Class I

Calvert Distributors, Inc. Conservative Allocation Fund Bethesda, MD	5.33% of Class I

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

CUSTODIAN (cash assets)
M&T Bank
25 South Charles Street
Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

I.     Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

  Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.
  Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.
  Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

  When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
  When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
  When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Global Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and is also available on the Securities and Exchange Commission's website at www.sec.gov.

NOTE: Calvert's socially screened mutual fund portfolios apply both the "Corporate Governance" and "Corporate Social Responsibility" guidelines detailed below, while Calvert's non-socially screened mutual fund portfolios only apply the "Corporate Governance" guidelines.

II.     CORPORATE GOVERNANCE

A.      Board and Governance Issues

          Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries -- for example, France, Germany, and Austria -- that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

  The Fund advisor will oppose slates of directors without at least a majority of independent directors.
  The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.
  The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
  The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
  The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
  The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.
  The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
  The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

          Contested Election of Directors

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

  The Fund advisor will evaluate on case-by-case basis in contested election of directors.

          Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

  The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

          Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

  The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
  The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

          Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

  The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

          Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

  The Fund advisor will ordinarily oppose supermajority vote requirements.

          Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

  The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.
  The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.

          Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

  The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such restrictions limit the right of shareowners to participate in governance.

          Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

  The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

          Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

  The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
  The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

          Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

  The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

          Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

  The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

          Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

  Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

          Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

  The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
  The Fund advisor will oppose excessive awards of stock or stock options to directors.

          Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

  The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
  The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

  The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

  The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
  The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.
  The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

          Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

  The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.
  The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
  The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
  The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.
  The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.
  The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

          Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

  The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

          Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

  The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B.      Executive and Employee Compensation

According to the 13th Annual CEO Compensation Survey from the Institute for Policy Studies and United For a Fair Economy published in August 2006, since CEO-worker pay gap was first tracked in 1990, the ratio has increased from 107-to-1 to 411-to-1 in 2005. "Today's gap is nearly 10 times as large as the 1980 ratio of 42-to-1, calculated by Business Week. If the minimum wage had risen at the same pace as CEO pay since 1990, it would be worth $22.61 today, rather than the actual $5.15."

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

          Disclosure of CEO, Executive, Board and Management Compensation

  The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

          Compensation for CEO, Executive, Board and Management

  The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

          Formation and Independence of Compensation Review Committee

  The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

          Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. In 2006, the Securities and Exchange Commission began examining patterns of granting stock options that rendered the options favorable through backdating. For these reasons investors have long questioned whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

  The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.
  The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.
  The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.
  The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
  The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing be submitted for shareholder approval.
  The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.
  The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

          Employee Stock Ownership Plan (ESOPs)

  The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

          Pay Equity

  The Fund advisor will support proposals requesting that management provide a pay equity report.

          Ratio Between CEO and Worker Pay

  The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.
  The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.

          Executive Compensation Tie to Non-Financial Performance

  The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

          Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

  The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

          Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

  The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.
  The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
  The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C.      Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

          Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

  The Fund advisor will support proposals that consider non-financial impacts of mergers.
  The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.
  The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

          Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

  The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
  The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

          Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowners.

  The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

          Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

  The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

III.      CORPORATE SOCIAL RESPONSIBILITY

A.      Sustainability Reporting

The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Increasingly investors see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

  The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
  The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B.      Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

  The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
  The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.
  The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

          CERES Principles

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

  The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

          Climate Change/Global Warming

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose, using guidelines such as those prepared by the Carbon Disclosure Project. This includes information about the company's impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting some forms of renewable energy resources for fossil fuels.

  The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.
  The Fund advisor will support proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.
  The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

          Water Use

Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

  The Fund advisor will support proposals seeking the preparation of a report on a company's risks linked to water use.

          Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

  The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
  The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

C.      Workplace Issues

          Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

  The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
  The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
  The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

          Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

  The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

          Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

  The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
  The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.
  The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.
  The Fund advisor will ordinarily support proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation and gender identity and/or expression.
  The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.
  The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

          Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

  The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D.      International Operations and Human Rights

          Business Activities and Investments

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the Voluntary Principles on Security and Human Rights, and the MacBride Principles. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

  The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations and investments in countries with repressive regimes.
  The fund will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.
  The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
  The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

          Unauthorized Images

Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

  The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

          International Outsourcing Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in places such as the Maquiladoras in Mexico, Southeast Asia, South Asia, Eastern Europe, the Caribbean or Central America. Companies often move to these places under U.S. government-sponsored programs to promote trade and economic development in these regions. In addition, companies have located in these regions to take advantage of lower labor costs as well as fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of labor standards and the environmental integrity of communities.

  The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations such as in the Maquiladoras or elsewhere.
  The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

          Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

  The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
  The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E.      Indigenous Peoples' Rights

          Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them.

  The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.
  The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

F.      Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

  The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.
  The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

          Animal Welfare

Shareowners and animal rights groups sometimes file resolutions with companies which engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

  The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
  The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.
  The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.
  The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless: the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

          Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

  The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
  The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.

G.      Weapons Contracting

          Weapons/Military Products

Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

  The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.

H.      Community

          Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

  The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

          Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

  The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

          Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

  The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

          Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

  The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

          Healthcare

Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

  The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.

I.      Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

  The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.
  The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.
  The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J.      Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

IV.      CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000
Revised September 2002
Revised June 2003
Revised August 2004
Approved December 2004
Revised January 2008
Approved March 2008

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

                Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

                Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

                Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.